UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                     OTHER EVENTS

On November 30, 2016, AMC Entertainment Holdings, Inc. (“AMC”) issued a press release announcing the closing of its previously announced acquisition of Odeon and UCI Cinemas Holdings Limited (“Odeon”) pursuant to that certain Share Purchase Agreement, dated as of July 12, 2016, by and among AMC, AMC (UK) Acquisition Limited, Monterey Capital III S.à.r.l., Odeon, Odeon and UCI Cinemas Group Limited, and certain Management Shareholders.  The press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01                        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

99.1	Press Release dated November 30, 2016.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “prospect,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the pending acquisition of Carmike Cinemas, Inc. (“Carmike Cinemas”) and the completed acquisition of Odeon (collectively, the “acquisitions”) are also forward-looking statements, including statements regarding the anticipated closing date of the Carmike Cinemas acquisition, the source and structure of financing, management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate the acquisitions into its operations. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval for the Carmike Cinemas acquisition, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; the possibility that the Carmike Cinemas acquisition does not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages or expenses; related to financing the acquisitions, including AMC’s ability to finance the acquisitions on acceptable terms; responses of activist stockholders to the Carmike Cinemas acquisition; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed Carmike Cinemas acquisition on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the acquisitions; AMC’s significant indebtedness, including the indebtedness incurred to acquire Odeon and Carmike Cinemas; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC has limited experience with; the United Kingdom’s exit from the European Union and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and Forms 10-Q filed August 1, 2016 and November 9, 2016, and Form 8-K filed October 24, 2016, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: November 30, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 30, 2016.